                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K
                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 1, 1997



                               Metrocall, Inc.
                               ---------------
           (Exact name of registrant as specified in its charter)



         Delaware                              0-21924                                        54-1215634
         --------                              -------                                        ----------
(State or other jurisdiction               (Commission                               (IRS Employer
of incorporation)                          file number)                              Identification No.)

                 6677 Richmond Highway, Alexandria, Virginia
                 -------------------------------------------
                   (Address of Prinicpal Executive Offices)

Registrant's telephone number, including area code: (703) 660-6677



                             Not Applicable
                         ----------------------
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On October 1, 1997, Metrocall, Inc. issued a press release announcing a proposed private offering of $150 million in Senior Subordinated Notes due 2007. The press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit                   Description
-------                   -----------
   99.1                   Press Release dated October 1, 1997

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 1997

                             METROCALL, INC.


                             By:    /s/ Vincent D. Kelly
                                -----------------------------------------------
                                      Vincent D. Kelly
                                      Chief Financial Officer, Executive Vice
                                      President and Treasurer

                                 EXHIBIT INDEX

Exhibit                   Description
-------                   -----------
  99.1                    Press Release dated October 1, 1997